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                                                                  EXHIBIT 2
                        TWENTY-NINTH AGREEMENT AMENDING
                       NEW ENGLAND POWER POOL AGREEMENT

      THIS AGREEMENT, dated as of the 1st day of May, 1993 is entered into by the signatories hereto for the amendment by them of the New England Power Pool Agreement dated as of September 1, 1971 (the "NEPOOL Agreement"), as previously amended by twenty-eight (28) amendments, the most recent of which was dated as of September 15, 1992.

      WHEREAS, Participant generation resources, other than hydroelectric units, whose annual hours of operation are restricted by regulatory requirements, contract terms or engineering or operating constraints, may require treatment different from that otherwise provided in the NEPOOL Agreement for Capability Responsibility and energy billing purposes; and

      WHEREAS, the signatory Participants have determined to amend the NEPOOL Agreement in the manner specified below in order to provide for a modified Capability Responsibility and energy billing treatment for restricted generation resources.

      NOW THEREFORE, the signatories hereby agree as follows:

                                   SECTION I
                              TEXT OF AMENDMENTS

      A. Amendment of Section 9.2(b)(2)

      Section 9.2(b)(2) of the NEPOOL Agreement is amended by inserting the following additional provisions immediately following the present final paragraph of Section 9.2(b)(2):

            The New Unit Adjustment Factor for any Restricted Unit for which proposed plans were submitted subsequent to November 1, 1990 for review pursuant to Section 10.4 (or, in the case of a unit with a rated capacity of less than 5MW, for which notification was first given to NEPOOL subsequent to November 1, 1990) and for the Peabody Municipal Light Plant's Waters River #2 unit shall be determined in accordance with the formula previously specified in this Section 9.2(b)(2), modified as follows:

            n = K1(c-C)+K2(f-F)+K3(m-M)+K4(d-D)+K5(f-F)c2+K6(2500-a)

            The symbols used in the above formula, as modified, shall have the meanings previously specified, except that the symbols "K6" and "a" shall have the following meanings:

            K6    is a scaling factor of 0.0001.
            a     is as follows:

                  for units with more than 2500 annual hours available for operation, "a" = 2500,

                  for units with annual hours available for operation between 500 and 2500, inclusive, "a" = annual hours available for operation, and for units with annual hours available for operation less
                  than 500 hours, "a" = -7500;
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            provided, however, that a Participant may elect to avoid, in whole or part, the effect on its Capability Responsibility of a Restricted Unit's availability being limited to 2500 hours or less a year by agreeing to leave unfilled a portion of its dispatchable load allocation in accordance with rules to be adopted by the Operations Committee.

B. Amendment of Section 12.6

      The first two sentences of Section 12.6 of the NEPOOL Agreement are amended to read as follows:

            If pursuant to Section 12.5A, a Participant is deemed to have received energy service in any hour when the Participant (i) had Entitlements in one or more generating units which were available for service but were not scheduled for operation by NEPEX at their full available Reserve Capability (or, to the extent applicable, at their full available Temporary Reserve Capability) and which, in the case of any Restricted Unit, had an unused portion of an available Restricted Unit Operational Allowance and/or (ii) had Scheduled Outage Service Entitlements, the Participant shall be deemed to have received Economy Flow Service and/or Scheduled Outage Service in an amount equal to the lesser of:

            (a) the amount of energy service the Participant is deemed to have received pursuant to Section 12.5A, or

            (b) the amount of energy service which could have been provided from its share of (1) the unused portion of the available Reserve or Temporary Reserve Capabilities of the units described in (i) above, as limited in the case of any Restricted Unit by the unused portion of its available Restricted Unit Operational Allowance, plus (2) its Scheduled Outage Service Entitlements.

            Economy Flow Service is service which a Participant is deemed to receive at any time to replace service which it could have provided at the time from units described in (i) above, and the amount of Economy Flow Service which it is deemed to receive at the time shall not exceed the amount of energy service which could have been provided from its share of the unused portions of the available Reserve Capabilities (or, to the extent applicable, the unused portion of the available Temporary Reserve Capabilities or the unused portion of the available Restricted Unit Operational Allowances, whichever is controlling) of such units.

C. Addition of Definitions of "Restricted Unit" and "Restricted Unit Operational Allowance".

      The NEPOOL Agreement is amended by adding the following definitions following the definition of "Reserve Savings Shares" in Section 15.37A:

                  15.37B. Restricted Unit is a generating unit, other than a hydroelectric unit, that is restricted in annual hours available for operation by regulatory requirements, contract terms or actual engineering or operating constraints.
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                              Planned or forced outages due to maintenance
                              requirements are not considered restrictions in annual hours available for operation.

                  15.37C. Restricted Unit Operational Allowance ("Allowance") for a Participant's Entitlement in a Restricted Unit for any calendar year (or for the term of the Entitlement in any year, if such term is for a shorter period than the year) is the number of hours for which the Restricted Unit is available for operation during the year or such shorter period, whichever is applicable. The Allowance for a Participant's Entitlement in a Restricted Unit for any year or shorter period shall be deemed to be exhausted when (i) the number of hours that the Operations Committee determines the Participant would have used its Restricted Unit Entitlement to minimize the Participant's overall energy costs in the absence of NEPEX dispatch, plus (ii) the number of hours that the Participant is deemed to receive Scheduled Outage Service with respect to its Entitlement in the Restricted Unit during the year or such shorter period pursuant to
                              Section 12.6, equals the Allowance.

D. Modification of Definition of "Scheduled Outage Service Entitlement".

      The definition of "Scheduled Outage Service Entitlement" in Section 15.38B of the NEPOOL Agreement is amended to read as follows:

                  15.38B Scheduled Outage Service Entitlement of a Participant is the amount of Scheduled Outage Service which the Participant is entitled to receive in any hour with respect to a generating unit which is scheduled by the Operations Committee to be out of service, in whole or in part, for maintenance during a period approved for it by the Operations Committee for Scheduled Outage Service and is in fact out of service, in whole or in part, for any reason during the approved period. Such amount is equal to the lesser of (i) the portion of the Participant's share of the Reserve Capability of such unit which is unavailable for service times an estimated average availability of such unit between its periodic scheduled outages or (ii) in the case of any generating unit with a currently applicable Temporary Reserve Capability, the portion of the Participant's share of the Temporary Reserve Capability which is unavailable for service; provided, however, that (a) in the case of any Limited Fuel Unit, the amount of a Participant's Scheduled Outage Service Entitlement shall be reduced, if appropriate, to take account of any limit on the availability of stream flow or fuel to operate the unit during the outage period, and (b) in the case of any Restricted Unit, the
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                              Participant's Scheduled Outage Service
                              Entitlement shall be limited to the unused portion, if any, of its currently available Restricted Unit Operational Allowance for the unit. The Operations Committee shall develop rules for establishing the estimated average availability of each unit between scheduled outages. Such rules shall become effective upon approval by the Management Committee.

                                  SECTION II

                          EFFECTIVENESS OF AGREEMENT

Following its execution by the requisite number of Participants, this Agreement, and the amendments provided for above, shall become effective on August 1, 1993, or on such later date as the Federal Energy Regulatory Commission shall provide that such amendment shall become effective.

                                  SECTION III

                            USAGE OF DEFINED TERMS

The usage in this Agreement of terms which are defined in the NEPOOL Agreement shall be deemed to be in accordance with the definitions thereof in the NEPOOL Agreement.

                                  SECTION IV

                                 COUNTERPARTS

This Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all the counterparts had signed the same instrument. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereof, and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.

IN WITNESS WHEREOF, each of the signatories has caused a counterpart signature page to be executed by its duly authorized representative, as of the 1st day of May, 1993.
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                                                            CONFORMED COPY

                          COUNTERPART SIGNATURE PAGE
                      TO TWENTY-NINTH AGREEMENT AMENDING
                       NEW ENGLAND POWER POOL AGREEMENT
                            DATED AS OF MAY 1, 1993

      The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-eight (28) amendments, the most recent prior amendment being an amendment dated as of September 15, 1992.

Ashburnham Municipal Light Department        Bangor Hydro-Electric Company

By: /s/ Robert W. Gould                      By: /s/ Carroll R. Lee
    Manager                                      Vice President, Operations
    86 Central Street                            33 State Street
    Ashburnham, MA 01430                         Bangor, ME 04402-0932

Braintree Electric Light Department          Boston Edison Company

By: /s/ Walter R. McGrath                    By: /s/ B.W. Reznicek
    General Manager                              Chairman, President & CEO
    44 Allen Street                              800 Boylston Street
    Braintree, MA 02184                          Boston, MA 02199

Boylston Municipal Light Department          Central Maine Power Company

By: /s/ H. Bradford White, Jr.               By: /s/ Donald F. Kelly
    Manager                                      Senior Vice President
    Tivnan Rd, P.O. Box 560                      Edison Drive
    Boylston, MA 01505                           Augusta, ME 04336

Fitchburg Gas and Electric Light Co.         Commonwealth Electric Company

By: /s/ David K. Foot                        By: /s/ James J. Keane
    Senior Vice President                        Vice President-Power Supply
    216 Epping Road                                   and Transmission
    Exeter, NH 03833                             2421 Cranberry Highway
                                                 Wareham, MA 02571

Concord Municipal Light Plant                CT Municipal Elec. Energy Co-op

By: /s/ Daniel J. Sack                       By: /s/ Maurice R. Scully
    Superintendent                               Executive Director
    135 Keyes Road                               30 Stott Avenue
    Concord, MA 01742                            Norwich, CT 06360-1526

Eastern Utilities                            Groton Electric Light Department

By: /s/ Donald G. Pardus                     By: /s/ Roger H. Beeltje
    Chairman/CEO                                 Manager
    P.O. Box 2333                                P.O. Box 679
    Boston, MA 02107                             Groton, MA 01450
<PAGE 6>

Hingham Municipal Lighting Plant             Holden Municipal Light Department

By: /s/ Joseph R. Spadea, Jr.                By: /s/ Edla Ann Bloom
    General Manager                              Director of Electric Services
    19 Elm Street                                94 Reservoir Street
    Hingham, MA 02043                            Holden, MA 01520

Holyoke Gas & Electric Department            Georgetown Municipal Light Dept.

By: /s/ George E. Leary                      By: /s/ Edward Stanley
    Manager                                      Manager
    70 Suffolk Street                            Moulton and West Main Streets
    Holyoke, MA 01040                            Georgetown, MA 01938

Littleton Electric Light and Water Dept.     Marblehead Municipal Light Dept.

By: /s/ Curtis J. Lanciani                   By: /s/ Richard L. Bailey
    General Manager                              General Manager
    39 Ayer Road                                 80 Commercial Street, Box 369
    Littleton, MA 01460                          Marblehead, MA 01945

Middleborough Gas & Electric Department      Middleton Municipal Elec. Dept.

By: /s/ John W. Dunfey                       By: /s/ William E. Kelley
    General Manager                              Interim Manager
    32 South Main Street                         197 North Main Street
    Middleborough, MA 02346                      Middleton, MA 01949

Paxton Light Department                      New England Electric System

By: /s/ Harold L. Smith                      By: /s/ Jeffrey D. Tranen
    Manager                                      Vice President
    578 Pleasant Street                          25 Research Drive
    Paxton, MA 01612                             Westborough, MA 01582

Shrewsbury's Electric Light Plant            Town of S. Hadley Electric
                                                 Light Department

By: /s/ Thomas R. Josie                      By: /s/ Wayne D. Doerpholz
    General Manager                              Manager
    100 Maple Ave.                               85 Main Street
    Shrewsbury, MA 01545                         South Hadley, MA 01075

The Connecticut Light and Power Company      Western Massachusetts Elec. Co.

By: /s/ Bernard M. Fox                       By: /s/ Bernard M. Fox
    President and CEO                            President and CEO
    P.O. Box 270                                 P.O. Box 270
    Hartford, CT 06141-0270                      Hartford, CT 06141-0270

Holyoke Water Power Company                  Holyoke Power and Electric Co.

By: /s/ Bernard M. Fox                       By: /s/ Bernard M. Fox
    President and CEO                            President and CEO
    P.O. Box 270                                 P.O. Box 270
    Hartford, CT 06141-0270                      Hartford, CT 06141-0270
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Public Service Company of New Hampshire      Pascoag Fire Dist.-Electric Dept.

By: /s/ W.T. Frain, Jr.                      By: /s/ Thomas J. Beauregard
    Senior Vice President                        Chairman
    1000 Elm Street                              P.O. Box 107
    Manchester NH 03105                          Pascoag, RI 02859

Princeton Municipal Light Department         Rowley Municipal Lighting Plant

By: /s/ Sharon A. Staz                       By: /s/ G. Robert Merry
    General Manager                              Manager
    P.O. Box 247                                 47 Summer Street
    Princeton, MA 01541-0247                     Rowley, MA 01969

Taunton Municipal Lighting Plant             The United Illuminating Company

By: /s/ Joseph M. Blain                      By: /s/ Richard J. Grossi
    General Manager                              Chairman and CEO
    P.O. Box 870                                 157 Church Street
    Taunton, MA 02780                            New Haven, CT 06506-0901

Vermont Electric Power Company, Inc.         Central Vermont Public Svc. Corp.

By: /s/ Richard W. Mallary                   By: /s/ Robert de R. Stein
    President                                    Vice President
    P.O. Box 548                                 77 Grove Street
    Rutland, Vermont 05702-0548                  Rutland, VT 05701

Templeton Municipal Light Plant              UNITIL Power Corporation

By: /s/ Gerald Skelton                       By: /s/ David K. Foote
    Manager/Engineer                             Senior Vice President
    2 School Street                              216 Epping Road
    Baldwinville, MA 01436                       Exeter, NH 03833

Franklin Electric Light Co.                  Green Mountain Power Corporation

By: /s/ Hugh H. Gates                        By: /s/ John V. Cleary
    President                                    President & CEO
    P.O. Box 96                                  P.O. Box 850
    Franklin, VT 05457-0096                      S. Burlington, Vermont 05402

Village of Jacksonville                      Vermont Marble Power Div. of
                                                OMYA, Inc.

By: /s/ Earle S. Holland                     By: /s/ John M. Mitchell
    President Board of Trustees                  Executive Vice President
    P.O. Box 73                                  61 Main Street
    Jacksonville, Vermont 05342                  Proctor, Vermont 05765

Village of Ludlow                            Village of Morrisville
Electric Light Department                    Water and Light Department

By: /s/ Donald Ellison                       By: /s/ James C. Fox
    Commissioner, Chairman                       Superintendent
    P.O. Box 289                                 P. O. Box 325
    Ludlow, Vermont 05149                        Morrisville, VT 05661
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Village of Northfield                        Readsboro Electric
Electric Department

By: /s/ Kevin O'Donnell                      By: /s/ Annette Caruso
    Municipal Manager                            Clerk
    26 South Main Street                         P.O. Box 247
    Northfield, Vermont 05663                    Readsboro, VT 05350

Westfield Gas and Electric                   Wakefield Municipal Light Dept.
Light Department

By: /s/ Daniel Golubek                       By: /s/ William J. Wallace
    General Manager                              General Manager
    100 Elm Street                               9 Albion Street
    Westfield, MA 01085                          Wakefield, MA 01880